UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2020

HF FOODS GROUP INC

(Exact Name of Registrant as Specified in Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	001-38013 (Commission File Number)	81-2717873 (IRS Employer Identification Number)

19319 Arenth Avenue City of Industry, CA (Address of Principal Executive Offices)	91748 (Zip Code)

Registrant’s telephone number, including area code: (626) 338-1090

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

HF Foods Group Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on Monday, June 15, 2020. All holders of record of the Company’s common stock outstanding as of the close of business on April 20, 2020, were entitled to vote at the Annual Meeting. At the Annual Meeting, stockholders approved the proposals set forth below. Each of the proposals is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 29, 2020.

1.     Proposal to elect the following nominees to serve as members of the Company’s board of directors for a one-year term: Zhou Min Ni, Xiao Mou Zhang, Xi Lin, Hong Wang and Zhehui Ni. Each of the nominees were elected and the final voting results were as follows:

Name Zhou Min Ni Xiao Mou Zhang Xi Lin Hong Wang Zhehui Ni	Votes For 33,975,345 37,536,488 39,416,206 34,389,567 39,502,427	Withheld 6,337,284 2,776,141 896,423 5,923,062 810,202	Broker Non-Votes 2,102,652 2,102,652 2,102,652 2,102,652 2,102,652

2.     Proposal to ratify the selection of Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The proposal was approved and the final voting results were as follows:

Votes For 41,063,100	Votes Against 1,076,317	Abstentions 275,864	Broker Non-Votes 0

3.      Proposal to approve, on a non-binding and advisory basis, the compensation paid to the Company’s named executive officers for the year ending December 31, 2020.  The proposal was approved and the final voting results were as follows:

Votes For 39,951,564	Votes Against 3,895	Abstentions 357,170	Broker Non-Votes 2,102,652

4.      Proposal to amend the Company’s second amended and restated certificate of incorporation by deleting therefrom in its entirety Article Seventh. The proposal was approved and the final voting results were as follows:

Votes For 39,242,197	Votes Against 709,121	Abstentions 361,311	Broker Non-Votes 2,102,652

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: June 15, 2020	/s/ Zhou Min Ni
Zhou Min Ni
Chairman and Co-Chief Executive Officer

/s/ Xiao Mou Peter Zhang
Xiao Mou Peter Zhang
Co-Chief Executive Officer